SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2007

LAYNE CHRISTENSEN COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20578	48-0920712
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

1900 Shawnee Mission Parkway

Mission Woods, Kansas 66205

(Address of Principal Executive Offices)

(913) 362-0510

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF$ 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4 (c))

Item 8.01.              Other Events.

On September 20, 2007, Layne Christensen Company announced the filing of a registration statement with the Securities and Exchange Commission for a proposed underwritten public offering of shares of its common stock.  The announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 and incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

Number                 Description

99.1                         Press Release, dated September 20, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY

Date: September 20, 2007	By: /s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Sr. Vice President Finance and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated September 20, 2007